Exhibit 10(a)

                                OLIN CORPORATION
                   1994 STOCK PLAN FOR NON-EMPLOYEE
DIRECTORS

1. Purpose

  The purpose of the Olin Corporation 1994 Stock Plan for
Non-employee Directors is to promote the long-term growth and financial success of Olin Corporation by attracting and retaining non-employee directors of outstanding ability and by promoting a greater identity of interest between its non-employee directors and its shareholders.

2. Definitions

  The following capitalized terms utilized herein have the following meanings:

  "Board" means the Board of Directors of the Company.

  "Cash Account" means an account established under the Plan for a Non-employee Director to which cash meeting fees and retainers have been or are to be credited in the form of cash.

  "Change in Control" means any of the following: (i) the Company ceases to be, directly or indirectly, owned by at least 1,000 shareholders; (ii) a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a "person" within the meaning of
Section 13(d)(3) of the 1934 Act, other than the Company, a majority-owned subsidiary of the Company or an employee benefit plan (or related trust) of the Company or such subsidiary, become(s) the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act) of 20% or more of the then outstanding voting stock of the Company; and (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board (together with any new director whose election by the Board or whose nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office.

  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  "Committee" means the Directors Committee (or its successor) of the Board.

  "Common Stock" means the Company's Common Stock, $1.00 par value per share.

  "Company" means Olin Corporation, a Virginia corporation, and any successor.

  "Credit Date" means the first day of each calendar quarter, beginning with January 1, 1995.

  "Excess Retainer" means with respect to a Non-employee Director the amount of the full annual cash retainer payable to such Non-employee Director from time to time by the Company for service as a director in excess of $25,000, if any; provided that in the event the annual cash retainer is prorated to reflect that such Non-employee Director did not serve as such for the full calendar year, the $25,000 shall be similarly prorated.

  "Fair Market Value" means, with respect to a date, on a per share basis, the average of the high and the low price of a share of Common Stock reported on the consolidated tape of the New York Stock Exchange on such date or if the New York Stock Exchange is closed on such date, the next preceding date on which it is open.

  "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

  "Non-employee Director" means a member of the Board who is not an employee of the Company or any subsidiary thereof.

  "Plan" means the Olin Corporation 1994 Stock Plan for
Non-employee Directors.

  "Retirement Date" means the date the Non-employee Director ceases to be a member of the Board.

  "Stock Account" means an account established under the Plan for a
Non-employee Director to which shares of Common Stock have been or are to be credited in the form of stock.

3. Term

  The Plan shall become effective October 1, 1994 provided the shareholders of the Company approve the Plan prior to such date. Once effective, the Plan shall operate and shall remain in effect until terminated by action of the Board as provided in Section 9 hereof.

4. Administration

  Full power and authority to construe, interpret and administer the Plan shall be vested in the Committee.
Decisions of the Committee shall be final, conclusive and binding upon all parties.

5. Participation

  All Non-employee Directors shall participate in the Plan.

6. Grants and Deferrals

  (a) Annual Stock Grant. Subject to the terms and conditions of the Plan, each Non-employee Director shall be credited with 100 shares of Common Stock each calendar year beginning in 1995. To be entitled to such credit in any calendar year, a Non-employee Director must be serving as such on January 1 of such year. Actual receipt of shares credited shall be deferred and each eligible Non-employee
Director shares shall receive a credit to his or her Stock
Account in the amount of 100 shares of Common Stock as of January 1.
A Non-employee Director may elect in accordance with Section
6(e) to defer to his or her Stock Account receipt of all or any portion of such shares (including dividends thereon payable in accordance with Section 6(e)(4)) to a date or dates on or following such Non-employee Director's
Retirement Date. Except with respect to any shares the director has so elected to defer, certificates representing such shares shall be delivered to the Non-employee Director
(or in the event of death, to his or her beneficiary designated pursuant to Section 6(h)) as soon as practicable following the Retirement Date.

  (b) Annual Retainer Stock Grant. Subject to the terms and conditions of the Plan, on each January 1 of each year beginning with 1995, each Non-employee Director who is such on such date shall receive that number of shares (rounded up to the next whole share) of Common Stock having an aggregate
Fair Market Value on such date of $25,000 (except in the case of January 1, 1995 only, the $25,000 figure shall be increased by $6,250 and the Non-employee Directors shall not receive any quarterly cash retainer for the fourth quarter of 1994). In the event a person becomes in a calendar year a Non-employee Director subsequent to January 1 and has not received the annual stock retainer for such calendar year, such person, on the first day of the calendar month following his or her becoming such, shall receive that number of shares (rounded up to the next whole share in the event of a fractional share) of Common Stock having an aggregate
Fair Market Value on such first day of an amount equal to $2,084 times the number of whole calendar months remaining in such calendar year following the date he or she becomes a Non-employee
Director. The annual cash retainer payable to the Non-employee Director shall be reduced by the aggregate Fair
Market Value on the date the Non-employee Director becomes entitled to receive shares under this Section 6(b) for such calendar year. A Non-employee Director may elect to defer receipt of all or any portion of such shares in accordance with Section 6(e). Except with respect to any shares the director has so elected to defer, certificates representing such shares shall be delivered to such Non-employee Director as soon as practicable.

  (c) Election to Receive Meeting Fees and Excess Retainer in Stock in Lieu of Cash. Subject to the terms and conditions of the Plan, a Non-employee Director may elect to receive all or a portion of the director meeting fees and the Excess Retainer payable in cash by the Company for his or her service as a director for the calendar year in the form of shares of Common Stock. Such election shall be made in accordance with Section 6(e). The number of shares (rounded up to the next whole share in the event of a fractional share) for a calendar year payable to a Non-employee Director who so elects to receive the Excess Retainer in the form of shares for such year shall be equal to the aggregate Fair Market Value on January 1 of such calendar year (or in the case of a Non-employee Director who becomes such after January 1, on the first day of the calendar month following the day such new Non-employee Director became such) of the amount of Excess Retainer which has been elected to be paid in shares. The number of shares (rounded up to the next whole share in the event of a fractional share) for a calendar quarter payable to a Non-employee Director who so elects to receive meeting fees in the form of shares shall be equal to the aggregate Fair Market Value on the Credit Date following such quarter of the director meeting fees which have been earned in such quarter and which are elected to be paid in shares. Except with respect to any shares the director has elected to defer, certificates representing such shares shall be delivered to the Non-employee Director as soon as practicable.

  (d) Deferrals of Meeting Fees and Excess Retainer. Subject to the terms and conditions of the Plan, a Non-employee Director may elect to defer all or a portion of the shares payable under Section 6(c) and all or a portion of the director meeting fees and Excess Retainer payable in cash by the Company for his or her service as a director for the calendar year. Such election shall be made in accordance with Section 6(e). A Non-employee Director who elects to so defer shall have any deferred shares deferred in the form of shares of Common Stock and any deferred cash fees and retainer deferred in the form of cash.

  (e) Elections. (1) All elections under Sections 6(a), 6(b), 6(c) and 6(d) shall (A) be made in writing and delivered to the Secretary of the Company and (B) be irrevocable. All elections for payments or deferrals in the form of Common Stock shall be made before July 1 of the year prior to the year in which the shares of Common Stock or director's fees and retainer are to be earned (or, in the case of an individual who becomes a Non-employee Director during a calendar year, at least six months prior to the date the fees or shares are to be earned, and otherwise in the case of all Non-employee Directors for the 1994 calendar year, before April 1, 1994). Elections for deferrals in the form of cash under Section 6(d) shall be made on or before December 31 prior to the year the director's fees or retainer are to be earned (or, in the case of an individual who becomes a Non-employee Director during a calendar year, prior to the date of his or her election as a director and otherwise in the case of all Non-employee Directors for the 1994 calendar year, on or prior to June 30, 1994). Deferral elections shall also (A) specify the portions (in 25% increments) to be deferred and
(B) specify the future date or dates on which deferred amounts are to be paid or the future event or events upon the occurrence of which the deferred amounts are to be paid and the method of payment (lump sum or annual installments of approximately equal amounts (up to 10)). In the event of an election under Section 6(c) for director meeting fees or Excess Retainer to be paid in shares of Common Stock, the election shall specify the portion (in 25% increments) to be so paid. Any change with respect to the terms of his election for (A) the payment of director meeting fees or Excess Retainer under Section 6(c) from shares to cash or vice versa and (B) the amount of any deferral in the form of Common Stock and the timing or amount of payments from the Stock Account shall only be effective six months following such change in the election.

  (2) Stock Account. On the Credit Date, a Non-employee
Director who has elected to defer shares under Sections 6(b) or 6(d) shall receive a credit to his or her Stock Account. The amount of such credit shall be the number of shares so deferred
(rounded to the next whole share in the event of a fractional share).

  (3) Cash Account. On the Credit Date or in the case of the Excess Retainer, on the day on which the Non-employee Director is entitled to receive such Excess Retainer, a Non-employee Director who has elected to defer cash fees and/or the Excess Retainer under Section 6(d) in the form of cash shall receive a credit to his or her Cash Account. The amount of the credit shall be the dollar amount of such Director's meeting fees earned during the immediately preceding quarterly period or the amount of the Excess Retainer to be paid for the calendar year, as the case may be, and in each case, specified for deferral in cash.

  (4) Dividends and Interest. Each time a cash dividend is paid on the Common Stock, a Non-employee Director who has shares credited to his or her Stock Account shall receive a credit for such dividends on the dividend payment date to his or her Stock Account; provided dividends paid with respect to shares granted under Section 6(a) shall not be credited to the Stock Account but shall instead be promptly paid directly to such Non-employee Director unless such director shall have elected to defer receipt thereof as provided in Section 6(a). The amount of the dividend credit shall be the number of shares (rounded to the nearest one-hundredth of a share) determined by multiplying the dividend amount per share by the number of shares credited to such director's Stock Account as of the record date for the dividend and dividing the product by the Fair Market Value per share on the dividend payment date. The Cash Account of a Non-employee Director shall be credited on each Credit Date with interest on such account's balance at the end of the preceding quarter, payable at a rate equal to the pre-tax cost of borrowing of the Company on such date as determined from time to time by the Chief Financial Officer, Controller or Treasurer of the Company.

  (5) Payouts. Cash Accounts will be paid out in cash and Stock Accounts shall be paid out in shares of Common Stock.
Cash amounts credited to a Cash Account and certificates representing shares credited to a Stock Account shall be delivered to the Non-employee Director as soon as practicable following the termination of the deferral and consistent therewith.

  (f) No Stock Rights. The deferral of shares of Common
Stock into a Stock Account shall confer no rights upon such Non-employee Director, as a shareholder of the Company or otherwise, with respect to the shares held in such Stock
Account, but shall confer only the right to receive such shares credited as and when provided herein.

  (g) Change in Control. Notwithstanding anything to the contrary in this Plan or any election, in the event a Change in Control occurs, amounts and shares credited to Cash Accounts and Stock
Accounts shall be promptly distributed to Non-employee
Directors.

  (h) Beneficiaries. A Non-employee Director may designate at any time and from time to time a beneficiary for his or her Stock and Cash Accounts in the event his or her Stock or Cash Account may be paid out following his or her death. Such designation shall be in writing and received by the Company prior to the death to be effective.

7. Limitations and Conditions

  (a) Total Number of Shares. The total number of shares of Common Stock that may be issued to Non-employee Directors under the Plan is 90,000. Such total number of shares may consist, in whole or in part, of authorized but unissued shares. The foregoing number may be increased or decreased by the events set forth in Section 8 below. No fractional shares shall be issued hereunder. In the event a Non-employee Director is entitled to a fractional share, such share amount shall be rounded upward to the next whole share amount.

  (b) No Additional Rights. Nothing contained herein shall be deemed to create a right in any Non-employee Director to remain a member of the Board, to be nominated for reelection or to be reelected as such or, after ceasing to be such a member, to receive any cash or shares of Common Stock under the Plan which are not already credited to his or her accounts.

8. Stock Adjustments

  In the event of any merger, consolidation, stock or other non-cash dividend, extraordinary cash dividend, split-up, spin-off, combination or exchange of shares or recapitalization or change in capitalization, or any other similar corporate event, the Committee may make such adjustments in (i) the aggregate number of shares of Common Stock that may be issued under the Plan as set forth in
Section 7(a) and the number of shares that may be issued to a Non-employee Director with respect to any year as set forth in Section 6(a), (ii) the class of shares that may be issued under the Plan and (iii) the amount and type of payment that may be made in respect of unpaid dividends on shares of Common Stock whose receipt has been deferred pursuant to Section 6(e), as the Committee shall deem appropriate in the circumstances. The determination by the Committee as to the terms of any of the foregoing adjustments shall be final, conclusive and binding for all purposes of the Plan.

9. Amendment and Termination

  This Plan may be amended, suspended or terminated by action of the Board; provided, however, that (a) the provisions of the Plan may not be amended more than once every six months, other than to comport with changes in the Code, or the rules thereunder, and (b) if the Plan has been approved by the shareholders of the Company, any amendment shall be similarly approved if the amendment would:

  (i) materially increase the benefits accruing to participants under the Plan;

  (ii) materially increase the number of securities which may be issued under the Plan (except as provided in Section
8); or

  (iii) materially modify the requirements as to eligibility for participation in the Plan.

Furthermore, no termination of the Plan shall adversely affect the rights of any Non-employee Director with respect to any amounts otherwise payable or credited to his or her Cash Account or Stock Account.

10. Nonassignability

  No right to receive any payments under the Plan or any amounts credited to a Non-employee Director's Cash or Stock Account shall be assignable or transferable by such Non-employee Director other than by will or the laws of descent and distribution or pursuant to a domestic relations order. The designation of a beneficiary under Section 6(h) by a Non-employee Director does not constitute a transfer.

11. Unsecured Obligation

  Benefits payable under this Plan shall be an unsecured obligation of the Company.

12. Rule 16b-3 Compliance

  It is the intention of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under Section 16(b) of the 1934 Act and that Plan participants remain disinterested persons ("Disinterested Persons") for purposes of administering other employee benefit plans of the Company and having such other plans be exempt from Section 16(b) of the 1934 Act. Therefore, if any Plan provision is found not to be in compliance with Rule 16b-3 or if any Plan provision would disqualify Plan participants from remaining Disinterested Persons, that provision shall be deemed amended so that the Plan does so comply and the Plan participants remain disinterested, to the extent permitted by law and deemed advisable by the Committee, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.

																																																						Exhibit 10(b)


    OLIN SENIOR MANAGEMENT INCENTIVE COMPENSATION PLAN

  Section 1. Purpose. The purposes of the Olin Senior
Management Incentive Compensation Plan (the "Plan") are (i) to compensate certain members of senior management of Olin
Corporation (the "Company") on an individual basis for significant contributions to the Company and its subsidiaries and (ii) to stimulate the efforts of such members by giving them a direct financial interest in the performance of the Company.

  Section 2. Definitions. The following terms utilized in this Plan shall have the following meanings:

  "Cash Flow" shall mean consolidated net income of the Company, before the after-tax effect of any special charge or gain or cumulative effect of any change in accounting, plus depreciation and amortization, less capital and investment spending and plus or minus changes in working capital.

  "Committee" shall mean the Compensation and Stock Option
Committee of the Board of Directors of the Company or such other committee of such Board as such Board may from time to time designate.

  "Consolidated Net Assets" shall mean consolidated total assets of the Company less total non-interest bearing liabilities.

  "Earnings Per Share" shall mean for a fiscal year consolidated net income of the Company before the after-tax effect of any special charge or gain or cumulative effect of a change in accounting, less ESOP preferred dividends, divided by the weighted average number of shares of common stock outstanding plus an equivalent number (one for one) of shares of Common Stock assuming the conversion of the Series A Preferred Stock.

  "Participant" shall mean for a fiscal year each salaried employee who is designated as a Participant by the Committee prior to the commencement of such fiscal year (or such later date, if any, as permitted by Section 162(m)); provided for 1994, the Committee shall designate the Participants prior to April 1, 1994.

  "Performance Measures" shall mean for a fiscal year
Pre-Tax Profit and Earnings Per Share; provided that the
Committee may in lieu of, or in addition to, Pre-Tax Profit and/or Earnings Per Share designate one or more of the following as additional, alternative or substitute Performance Measures: Cash Flow,
ROE, Return on Capital and RONA provided such designation would not subject any Incentive Award to Section 162(m).

  "Pre-Tax Profit" shall mean for a fiscal year the consolidated income before taxes of the Company, before any special charges or gains.

  "Return on Capital" shall mean consolidated net income of the Company plus after-tax interest expense and the after-tax effect of any special charge or gain and any cumulative effect of a change in accounting, divided by average Consolidated Net Assets.

  "ROE" shall mean consolidated net income of the Company before the after-tax effect of any special charge or gain and any cumulative effect of any change in accounting, divided by average shareholders' equity.

  "RONA" shall mean Pre-tax Profit before interest expense divided by average Consolidated Net Assets.

  "Section 162(m)" shall mean Section 162(m) of the Internal
Revenue Code of 1986, and the regulations promulgated thereunder, all as amended from time to time.

  Section 3. Term. The Plan shall be effective as of January
1, 1994 (the "Effective Date"), and shall be applicable for all future fiscal years of the Company unless amended or terminated by the Company pursuant to Section 7.

  Section 4. Incentive Award.

  4.1 For each fiscal year of the Company, each Participant
may be entitled to receive an award payable in cash
("Incentive Award") in an amount determined by the Committee as provided in this Plan. Prior to the commencement of a
fiscal year (or such later date, if any, as permitted by
Section 162(m)) (but in the case of the 1994 fiscal year,
prior to April 1, 1994), for the Incentive Awards for such fiscal year, the Committee will designate or approve (i) the individuals who will be Participants in the Plan, if any,
(ii) the Performance Measures, (iii) if there is more than
one Performance Measure, the weighting of
the Performance Measures in determining the Incentive Award,
(iv) the performance goals and payout matrix or formula for each Performance Measure and (v) the target Incentive Award for each Participant. Following the end of a fiscal year, the Committee shall determine the Incentive Award for each Participant by:

  (i) comparing actual performance for each measure against the payout matrix approved for such fiscal year,

  (ii) multiplying the payout percentage from the payout matrix for each Performance Measure by the appropriate weighting factor, and

  (iii) summing the weighted payout percentages and multiplying their overall payout percentage by the Participant's target Incentive Award.

  Notwithstanding anything contained in this Plan to the contrary, the Committee in its sole discretion may reduce any Incentive Award to any Participant to any amount, including zero, prior to the certification by resolution of the Committee of the amount of such Incentive Award.

  As a condition to the right of a Participant to receive an Incentive Award, the Committee shall first certify, by resolution of the Committee, that the Incentive Award has been determined in accordance with the provisions of this Plan.

  Incentive Awards for a fiscal year shall be determined as soon as practicable after such fiscal year and shall be paid no later than 75 days following such fiscal year unless deferred as provided in Section 4.4 hereof. The maximum Incentive Award paid a Participant under this Plan with respect to a fiscal year may not exceed 100% of such Participant's annual base salary in effect on December 31 of the immediately preceding fiscal year.

  4.2 A Participant whose employment terminates with cause or without the Committee's written consent during a fiscal year shall forfeit such Participant's Incentive Award for such fiscal year.

  4.3 Incentive Awards shall be payable in a single, lump sum. However, the Committee may in its discretion elect to defer payment of any Incentive Award until such date before or after retirement as a Participant may request upon such terms and conditions as may be approved or established by the Committee in its sole judgment; provided that deferrals in the form of phantom stock shall be paid only in the form of cash and on a fixed date or dates at least six months after the grant of the Incentive Award or incident to death, retirement, disability or termination of employment. Such terms may include the payment of interest or dividend equivalents on deferred amounts.

  4.4 The Company shall withhold from any Incentive Award or payments made or to be made under this Plan any amount of withholding taxes due in respect of an Incentive Award, its deferral or payment.

  4.5 Participation in this Plan does not exclude
Participants from participation in any other benefit or compensation plans orarrangements of the Company, including other bonus or incentive plans.

  Section 5. Administration and Interpretation. The Plan shall be administered by the Committee, which shall have the sole authority to make rules and regulations for the administration of the Plan. The interpretations and decisions of the Committee with regard to the Plan shall be final and conclusive. The Committee may request advice or assistance or employ such persons (including, without limitation, legal counsel and accountants) as it deems necessary for the proper administration of the Plan.

  Section 6. Administrative Expenses. Any expense incurred in the administration of the Plan shall be borne by the Company out of its general funds.

  Section 7. Amendment or Termination. The Committee of the Company may from time to time amend the Plan in any respect or terminate the Plan in whole or in part, provided that no such action shall increase the amount of any Incentive Award for which performance goals have been established but which has not yet been earned or paid: provided further that such action will not cause an Incentive Award to become subject to the deduction limitations contained in Section 162(m).

  Section 8. No Assignment. The rights hereunder, including without limitation rights to receive an Incentive Award, shall not be pledged, assigned, transferred, encumbered or hypothecated by an employee of the Company, and during the lifetime of any Participant any payment of an Incentive
Award shall be payable only to such Participant. A
Participant, however, may designate in writing at any time and from time to time one or more beneficiaries to receive the payment of any deferred Incentive Award in the event of the Participant's death; provided such designation is received by the Company prior to such death.

  Section 9. The Company. For purposes of this Plan, the
"Company" shall include the successors and assigns of the Company, and this Plan shall be binding on any corporation or other person with which the Company is merged or consolidated.

  Section 10. Stockholder Approval. This Plan shall be subject to approval by a vote of the stockholders of the Company at the 1994 Annual Meeting, and such stockholder approval shall be a condition to the right of a Participant to receive any benefits hereunder.

  Section 11. No Right to Employment. The designation of an employee as a Participant or grant of an Incentive Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any affiliate or subsidiary.

  Section 12. Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Connecticut and applicable federal law.

  Section 13. No Trust. Neither the Plan nor any Incentive
Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Participant. To the extent any Participant acquires a right to receive payments from the Company in respect to any Incentive Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

  Section 14. Section 162(m). It is the intention of the Company that all payments made under the Plan be excluded from the deduction limitations contained in Section 162(m).
Therefore, if any Plan provision is found not to be in compliance with the "performance-based" compensation exception contained in Section 162(m), that provision shall be deemed amended so that the Plan does so comply to the extent permitted by law and deemed advisable by the Committee, and in all events the Plan shall be construed in favor of its meeting the "performance-based" compensation exception contained in Section 162(m).

                                        Exhibit 10(c)

              OLIN 1991 LONG TERM INCENTIVE PLAN
              (As Amended through April 28, 1994)



Section 1.  Purpose

The purposes of the Olin 1991 Long Term Incentive Plan (the "Plan") are to encourage selected salaried employees of Olin Corporation (together with any successor thereto, "Olin") and its Affiliates (as defined below) to acquire a proprietary interest in Olin's growth and performance, to generate an increased incentive to contribute to Olin's future success and to enhance the ability of Olin and its Affiliates to attract and retain qualified individuals.

Section 2.  Definitions

As used in the Plan:

(a) "Affiliate" means (i) any entity that, directly or through one or more intermediaries, is controlled by Olin and (ii) any entity in which Olin has a significant equity interest as determined by the Committee.

(b) "Award" means any Option, Stock Appreciation Right,
    Restricted Stock, Restricted Stock Unit, Performance
    Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(c) "Award Agreement" means any written agreement or other instrument or document evidencing an Award granted under the Plan. The terms of any plan or guideline adopted by the Board or the Committee and applicable to an Award shall be deemed incorporated in and a part of the related Award Agreement.

(d) "Board" means the Board of Directors of Olin.

(e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(f) "Committee" means a committee of the Board designated by the Board to administer the Plan and composed of not less than three directors, each of whom is qualified to administer the Plan as contemplated by Rule 16b-3.

(g) "Dividend Equivalent" means any right granted under
    Section 6(f)(iv) of the Plan.

(h) "Fair Market Value" means, with respect to any property
    (including, without limitation, Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

(i) "Incentive Stock Option" means an option to purchase
    Shares granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or a successor provision thereto.

(j) "Non-Qualified Stock Option" means an option to purchase
    Shares granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(k) "Option" means an Incentive Stock Option or a Non-
    Qualified Stock Option.

(l) "Other Stock-Based Award" means any right granted under
    Section 6(e) of the Plan.

(m) "Participant" means a Salaried Employee granted an Award under the Plan.

(n) "Performance Award" means any right granted under
    Section 6(d) of the Plan.

(o) "Person" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(p) The "1988 Plan" means the 1988 Stock Option Plan for Key
    Employees of Olin Corporation and Subsidiaries.

(q) "Released Securities" means securities that were Restricted Securities with respect to which all applicable restrictions imposed under the terms of the relevant Award have expired, lapsed or been waived or satisfied.

(r) "Restricted Securities" means Awards of Restricted Stock or other Awards under which outstanding Shares are held subject to certain restrictions.

(s) "Restricted Stock" means any Share granted under Section
    6(c) of the Plan.

(t) "Restricted Stock Unit" means any right granted under
    Section 6(c) of the Plan that is denominated in Shares.

(u) "Rule 16b-3" means Rule 16b-3 promulgated by the
    Securities and Exchange Commission under the Securities
    Exchange Act of 1934, as amended, or any successor rule.

(v) "Salaried Employee" means any salaried employee of Olin or of an Affiliate.

(w) "Shares" means the Common Stock of Olin and such other securities or property as may become the subject of Awards pursuant to an adjustment made under Section 4(b) of the Plan.

(x) "Stock Appreciation Right" means any right granted under
    Section 6(b) of the Plan.

Section 3.  Administration

The Plan shall be administered by the Committee which shall have full power and authority to: (i) designate Participants; (ii) determine the Awards to be granted to Participants; (iii) determine the number of Shares (or securities convertible into Shares) to be covered by Awards;
(iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or canceled, substituted, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, substituted, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant or of the Committee;
(vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;
(viii) establish, amend, suspend or waive such rules and guidelines and appoint such agents as it shall deem appropriate for the administration of the Plan; and (ix) make any other determination and take any other action that it deems necessary or desirable for such administration.
All designations, determinations, interpretations and other decisions with respect to the Plan or any Award shall be within the sole discretion of the Committee and shall be final, conclusive and binding upon all Persons, including Olin, any Affiliate, any Participants, any holder or beneficiary of any Award, any shareholder and any employee of Olin or of any Affiliate. The Committee's powers include the adoption of modifications, amendments, procedures, subplans and the like as are necessary to comply with provisions of the laws of other countries in which Olin or an Affiliate may operate in order to assure the viability of Awards granted under the Plan and to enable Participants employed in such other countries to receive benefits under the Plan and such laws.

Section 4.  Shares Available for Awards

(a) Shares Available.  Subject to adjustment as provided in
    Section 4(b) of the Plan:

      (i) The aggregate number of Shares available for granting Awards under the Plan shall be 500,000, provided that in the event the 1988 Plan shall terminate or be cancelled prior to April 30, 1998 (its stated expiration date), the number of Shares available for the grant of Awards under the Plan shall be increased by the sum (not to exceed 800,000) of (a) the number of shares which were available for the grant of options under the 1988 Plan immediately prior to the date of such termination or cancellation and (b) the aggregate number of shares which were subject to options under the 1988 Plan on such date and were not subsequently issued because such options terminated, expired or were forfeited without the delivery to optionees of Shares or other consideration. If an Award is denominated in or relates to a security of Olin convertible into its Common Stock, the number of shares of Common Stock into which such security shall be convertible (calculated as of the date of grant of the Award, subject to adjustment as provided in Section 4(b) hereof or under the terms of such security) shall be deemed denominated in Shares and counted against the aggregate number of Shares available for the granting of Awards under the Plan. If, after the effective date of the Plan, Shares subject to an Award granted under the Plan (other than Restricted Securities) are forfeited, or the Award otherwise terminates without the delivery of Shares or of other consideration, then the Shares subject to such Award or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of such forfeiture or termination, shall again be available for granting Awards under the Plan." Any Award (other than a Dividend Equivalent) denominated in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan even though the Award is ultimately paid in cash, provided that, notwithstanding the foregoing, an Award shall not be deemed denominated in Shares if the dollar amount of the Award is fixed at the time of grant by reference to the market value of Shares or otherwise.

     (ii) For purposes of this Section 4:

          (A) If an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

          (B) Dividend Equivalents paid in Shares and Awards not denominated in Shares but paid in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan;

    provided, however, that Awards that operate in tandem with, or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting. Any Shares that are delivered by Olin, and any Awards that are granted by, or become obligations of, Olin, through the assumption by Olin or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall not, except in the case of Awards granted to Salaried Employees who are officers or directors of Olin for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, be counted against the Shares available for granting Awards under the Plan.

(b) Adjustments. In the event that the Committee determines that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of Olin, issuance of warrants or other rights to purchase Shares or other securities of Olin, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant, purchase or exercise price with respect to any Award, or, if the Committee deems it appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that with respect to Awards of Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422 of the Code or any successor provision thereto. Notwithstanding the foregoing, a Participant to whom Dividend Equivalents or dividend units have been awarded shall not be entitled to receive a special or extraordinary dividend or distribution unless the Committee shall have expressly authorized such receipt.

(c) Notwithstanding anything contained in this Plan to the contrary, grants to any one Participant of Awards which represent or are designated in Shares shall not exceed
    60,000 Shares in any calendar year.

Section 5.  Eligibility

Any Salaried Employee, including any officer or employee-director of Olin or an Affiliate, who is not a member of the Committee shall be eligible to be designated a Participant.

Section 6.  Awards

(a) Options. The Committee is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine:

      (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.

     (ii) Option Term. The term of each Option shall be fixed by the Committee, provided that in no event shall the term of an Option exceed a period of ten years from the date of its grant.

    (iii) Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part (but in no event shall an Option be exercisable before the expiration of six months from the date of its grant, subject to Section 9 thereof, or after the expiration of ten years from the date of its grant), and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made; provided that no Shares may be used by a Participant in payment of the exercise price of an Option unless such Shares have been held by the Participant for at least six months.

     (iv) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. Without limiting the preceding sentence, the aggregate Fair Market Value (determined at the time an option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other plan of the Participant's employer corporation and its parent and subsidiary corporations providing for Options) shall not exceed such dollar limitation as shall be applicable to Incentive Stock Options under
          Section 422 of the Code or a successor provision.

(b) Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants which may but need not relate to a specific Option granted under Section 6(a). Subject to the terms of the Plan and any applicable Award Agreement, each Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, up to the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the exercise price of the right as specified by the Committee, which shall not be less than the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the exercise price, term, methods of exercise, methods of payment or settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee, except that Stock Appreciation Rights related to Incentive Stock Options shall have the same terms and conditions as such Options, and in no event shall the term of a Stock Appreciation Right exceed a period of ten years from the date of its grant. In the case of any Stock Appreciation Right related to an Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right and then only to the extent of the excess. Any Option related to a Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised.

(c) Restricted Stock and Restricted Stock Units.

        (i) Issuance. The Committee is authorized to grant Awards of Restricted Stock and Restricted
           Stock Units to Participants.

       (ii) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate, provided that in order for a participant to vest in Awards of Restricted Stock or Restricted Stock Units, the participant must remain in the employ of Olin or an Affiliate for a period of not less than six months commencing on the date of grant of the Award, subject to Section 9 hereof and subject to relief for specified reasons as may be approved by the Committee.

      (iii) Registration. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and when delivered to the Participant shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted
           Stock.

       (iv) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still subject to restriction shall be forfeited and reacquired by Olin; provided, however, that the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such Restricted Stock shall become Released
           Securities.

(d) Performance Awards. The Committee is authorized to grant Performance Awards to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan
    (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee, provided that a performance period shall be at least six months, subject to Section 9 thereof.

(e) Other Stock-Based Awards. The Committee is authorized to grant to Participants such other awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, phantom Shares, securities convertible into Shares and dividend units), as are deemed by the Committee to be consistent with the purposes of the Plan, provided that such grants shall comply with Rule 16b-3 to the extent applicable and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase, exchange or conversion right granted under this Section 6(e) shall be issued for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase, exchange or conversion right is granted.

    Other Stock-based Award Agreements shall contain provisions dealing with the disposition of such Award in the event of termination of the Participant's employment prior to exercise, realization or payment of the Award.

(f) General.

        (i)    No Cash Consideration for Awards.
           Participants shall not be required to make any cash payment for the granting of an Award except for such minimum consideration as may be required by applicable law.

       (ii) Awards May Be Granted Separately or Together. Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award or benefit granted under any other plan or arrangement of Olin or any Affiliate, or as payment for or to assure payment of an award or benefit granted under any such other such plan or arrangement, provided that the purchase or exercise price under an Award encompassing the right to purchase Shares shall not be reduced by the cancellation of such Award and the substitution of another Award. Awards so granted may be granted either at the same time as or at a different time from the grant of such other Awards or awards or benefits.

      (iii) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable
           Award Agreement, payments to be made by Olin or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

       (iv) Dividend Equivalents or Interest. Subject to the terms of the Plan and any applicable Award Agreement, a Participant, including the recipient of a deferred Award, shall, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents, with respect to the Shares covered by the Award. The Committee may provide that any such amounts shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Notwithstanding the award of Dividend Equivalents or dividend units, a Participant shall not be entitled to receive a special or extraordinary dividend or distribution unless the Committee shall have expressly authorized such receipt.

        (v)    Limits on Transfer of Awards.  No Award
           (other than Released Securities) or right thereunder shall be assignable or transferable by a Participant, other than (unless limited in the Award Agreement) by will or the laws of descent and distribution (or, in the case of an Award of Restricted Securities, to Olin);
           provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries with respect to any Award to exercise the rights of the Participant, and to receive any property distributable, upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under applicable law by the Participant's guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, attached or otherwise encumbered other than in favor of Olin, and any purported pledge, attachment, or encumbrance thereof other than in favor of Olin shall be void and unenforceable against Olin or any Affiliate.

       (vi)    Term of Awards.  Except as otherwise
           expressly provided in the Plan, the term of each Award shall be for such period as may be determined by the Committee.

      (vii) Rule 16b-3 Six-Month Limitations. To the extent required in order to satisfy the requirements for exemption under Rule 16b-3 only, any equity security offered pursuant to the Plan may not be sold for at least six months after acquisition (or such other period as may be required by Rule 16b-3), except in the case of death or disability, and any derivative security issued pursuant to the Plan shall not be exercisable for at least six months (or such other period as may be required by Rule 16b-3), except in case of death or disability. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3.

     (viii)    No Rights to Awards.  No Salaried Employee,
           Participant or other Person shall have any claim to be granted an Award, and there is no obligation for uniformity of treatment of Salaried Employees, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument accepting the Award and delivered a fully executed copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

       (ix) Delegation. Notwithstanding any provision of the Plan to the contrary, the Committee may delegate to one or more officers or managers of Olin or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights or conditions with respect to, alter, discontinue, suspend, or terminate Awards held by, Salaried Employees who are not officers or directors of Olin for purposes of Section 16 of the Securities
           Exchange Act of 1934, as amended.

        (x)    Withholding.  Olin or any Affiliate may
           withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise or any payment under such Award or under the Plan, and take such other action as may be necessary in the opinion of Olin or Affiliate to satisfy all obligations for the payment of such taxes.

       (xi) Other Compensation Arrangements. Nothing contained in the Plan shall prevent Olin or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

      (xii)    No Right to Employment.  The grant of an
           Award shall not be construed as giving a Participant the right to be retained in the employ of Olin or any Affiliate. Nothing in the Plan or any Award Agreement shall limit the right of Olin or an Affiliate at any time to dismiss a Participant from employment, free from any liability or any claim under the Plan or the Award Agreement.

     (xiii) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Connecticut and applicable Federal law.

      (xiv) Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

       (xv) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between Olin or any Affiliate and a Participant or any other Person.
           To the extent that any Person acquires a right to receive payments from Olin or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of Olin or any Affiliate.

      (xvi) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     (xvii)    Share Certificates.  All certificates for
           Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable
           Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    (xviii)    Conflict with Plan.  In the event of any
           inconsistency or conflict between the terms of the Plan and an Award Agreement, the terms of the Plan shall govern.

      (xix) Notwithstanding any provision in this Plan to the contrary, Awards granted under Sections
           6(c), 6(d) or 6(e) after January 1, 1994 and designated by the Committee as being performance-based shall have as performance measures Return on Equity and Total Return to Shareholders. For purposes of the Plan, "Return on Equity" shall mean consolidated income of Olin after taxes and before the after-tax effect of any special charge or gain and any cumulative effect of any change in accounting, divided by average shareholders equity and "Total Return to Shareholders" shall mean for the performance period total return to shareholders of $100 worth of Shares for such period assuming reinvestment of dividends on a quarterly basis. The Committee shall determine the performance goals for each such performance measure with respect to each such Award.

Section 7.  Amendment and Termination

(a) Amendments to the Plan. The Board may amend, suspend, discontinue or terminate the Plan, including, without limitation, any amendment, suspension, discontinuation or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of Olin, no such amendment, suspension, discontinuation or termination shall be made that would:

        (i) increase the total number of Shares available for Awards under the Plan, except as provided in
           Section 4 hereof; or

       (ii)    permit any Award encompassing rights to
           purchase Shares to be granted with per Share purchase or exercise prices of less than the Fair Market Value of a Share on the date of grant thereof; and

    provided further that no amendment, suspension, discontinuation or termination (i) that would impair the rights of such Participant, holder or beneficiary shall be made with respect to Section 9 of the Plan after a Change in Control, as defined therein and (ii) may increase the amount of payment of any Award to any Participant.

(b) Amendments to Awards. The Committee may waive any conditions or rights with respect to, or amend, alter, suspend, discontinue, or terminate, any unexercised
    Award theretofore granted, prospectively or retroactively, without the consent of any relevant
    Participant or holder or beneficiary of an Award, provided that no amendment, alteration, suspension, discontinuation or termination of an Award that would impair the rights of such Participant, holder or beneficiary shall be made after a Change in Control, as defined in Section 9; provided further that the Committee may not increase the payment of any Award granted any Participant.

(c) Adjustments of Awards Upon Certain Acquisitions. In the event Olin or any Affiliate shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or another company, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate.

(d) Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting Olin, any Affiliate, or the financial statements of Olin or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits to be made available under the Plan.

Section 8.  Additional Conditions to Enjoyment of Awards.

(a) The Committee may cancel any unexpired, unpaid or deferred Awards if at any time the Participant is not in compliance with all applicable provisions of the Award
    Agreement, the Plan and the following conditions:

        (i) A Participant shall not render services for any organization or engage, directly or indirectly, in any business which, in the judgment of the Committee or, if delegated by the Committee to the Chief Executive Officer, in the judgment of such Officer, is or becomes competitive with Olin or any Affiliate, or which is or becomes otherwise prejudicial to or in conflict with the interests of Olin or any Affiliate. Such judgment shall be based on the Participant's positions and responsibilities while employed by Olin or an Affiliate, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between Olin or an Affiliate and the other organization or business, the effect on customers, suppliers and competitors of the Participant's assuming the post-employment position, the guidelines established in the then current edition of Olin's Code of Business Conduct, and such other considerations as are deemed relevant given the applicable facts and circumstances. The
           Participant shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over the counter, and such investment does not represent a substantial investment to the Participant or a greater than 1% equity interest in the organization or business.

       (ii) Participant shall not, without prior written authorization from Olin, disclose to anyone outside Olin, or use in other than Olin's business, any secret or confidential information, knowledge or data, relating to the business of Olin or an Affiliate in violation of his or her agreement with Olin or the Affiliate.

      (iii)    A Participant, pursuant to his or her
           agreement with Olin or an Affiliate, shall disclose promptly and assign to Olin or the Affiliate all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by Olin or the Affiliate, relating in any manner to the actual or anticipated business, research or development work of Olin or the Affiliate and shall do anything reasonably necessary to enable
           Olin or the Affiliate to secure a patent where appropriate in the United States and in foreign countries.

(b) Notwithstanding any other provision of the Plan, the Committee in its sole discretion may cancel any Award at any time prior to the exercise thereof, if the employment of the Participant shall be terminated, other than by reason of death, unless the conditions in this
    Section 8 are met.

(c) Failure to comply with the conditions of this Section 8 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award shall cause the exercise, payment or delivery to be rescinded. Olin shall notify the Participant in writing of any such rescission within two years after such exercise payment or delivery and within 10 days after receiving such notice, the Participant shall pay to Olin the amount of any gain realized or payment received as a result of the exercise, payment or delivery rescinded. Such payment shall be made either in cash or by returning to Olin the number of Shares that the Participant received in connection with the rescinded exercise, payment or delivery.

(d) Upon exercise, payment or delivery pursuant to an Award, the Committee may require the Participant to certify on a form acceptable to the Committee, that he or she is in compliance with the terms and conditions of the Plan.

(e) Nothing herein shall be interpreted to limit the obligations of a Participant under his or her employee agreement or any other agreement with Olin.

Section 9.  Change in Control

(a) Except as the Board or the Committee may expressly provide otherwise prior to a Change in Control of Olin
    (as defined below) and subject to the provisions of
    Section 6(f)(vii) hereof, in the event of a Change in Control of Olin:

        (i) all Options and Stock Appreciation Rights then outstanding shall become immediately and fully exercisable, notwithstanding any provision therein for the exercise in installments;

       (ii) unless a Stock Appreciation Right shall have already been granted with respect to an outstanding Option, the Participant holding such Option shall be deemed also to hold a Stock
           Appreciation Right related to such Option, exercisable in accordance with and subject to the terms and conditions of Section 6(b) for the number of Shares exercisable under such Option after giving effect to such acceleration, which Stock Appreciation Right may, but need not be, evidenced by separate written agreement;

      (iii)    all restrictions and conditions of all
           Restricted Stock and Restricted Stock Units then outstanding shall be deemed satisfied as of the date of the Change in Control; and

       (iv) all Performance Awards shall become vested, deemed earned in full and promptly paid to the Participants, cash units in cash and phantom stock units in the Shares represented thereby or such other securities, property or cash as may be deliverable in respect of Shares as a result of a Change in Control, without regard to payment schedules and notwithstanding that the applicable performance cycle or retention cycle shall not have been completed.

(b) A Change in Control of Olin shall have occurred in the event that:

        (i) Olin ceases to be publicly owned with at least 1,000 stockholders;

       (ii)    a person, partnership, joint venture,
           corporation or other entity, or two or more of any of the foregoing acting as a group (or a "person" within the meaning of Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act"), other than Olin, a majority-owned subsidiary of Olin or an employee benefit plan of Olin or such subsidiary, become(s) the "beneficial owner" (as defined in Rule 13d-3 under the Act) of 20% or more of the then outstanding voting stock of Olin;

      (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute Olin's Board of Directors (together with any new Director whose election by Olin's
           Board of Directors or whose nomination for election by Olin's shareholders, was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Directors then in office; or

       (iv) Olin's Board of Directors determines that a tender offer for Olin's shares indicates a serious intention by the offeror to acquire control of Olin.

Section 10.  Effective Date of the Plan

The Plan shall be effective as of the date of its approval by the shareholders of Olin.

Section 11.  Term of the Plan

No Award shall be granted under the Plan after April 30, 2001, but unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date.